UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Cellular Biomedicine Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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530 University Avenue, Suite 17
Palo Alto, CA 94301

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders of Cellular Biomedicine Group, Inc. on November 8, 2013, which will be held at our office at 530 University Avenue, Suite 17, Palo Alto, California 94301 at 9:00 a.m. Pacific Daylight Time.  Enclosed with this letter are your Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy voting card.  The Proxy Statement included with this notice discusses each of our proposals to be considered at the Annual Meeting. Please review our annual report for the year ended December 31, 2012 on our website at http://www.cellbiomedgroup.com (under “Investors”).

At this year’s meeting, you will be asked to: (1) elect three (3) “Class I” directors, each of whom will be elected for a term of three years; (2) ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; (3) approve the 2013 Stock Incentive Plan of Cellular Biomedicine Group, Inc.; and (4) transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on September 9, 2013 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof (the “Record Date”).

You are welcome to attend the Annual Meeting in person.  Whether or not you plan to be with us, please complete, sign, date, and return your voting (proxy) card promptly in the enclosed envelope.

Sincerely,

 /s/ Steve Liu
Steve (Wen Tao) Liu
Executive Chairman of the Board of Directors

Palo Alto, California
October 7, 2013

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Meeting Date: November 8, 2013

To the Stockholders of Cellular Biomedicine Group, Inc.:

The 2013 Annual Meeting of Stockholders will be held at our office at 530 University Avenue, Suite 17, Palo Alto, California 94301 at 9:00 a.m. Pacific Daylight Time.  During the Annual Meeting, stockholders will be asked to:

(1)	Elect three (3) “Class I” directors, each of whom will be elected for a three year term, or until the election and qualification of their successors;

(2)	Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

(3)	Approve the Cellular Biomedicine Group, Inc. 2013 Stock Incentive Plan; and

(4)	Transact any other business properly brought before the Annual Meeting or any adjournments thereof.

If you are a stockholder as of September 9, 2013, you may vote at the meeting.  The date of mailing this Notice of Meeting and Proxy Statement is on or about October    , 2013.

By order of our Board of Directors

 /s/ Andrew Chan
Andrew Chan
Chief Financial Officer and Secretary

THE PROXY PROCEDURE

This Proxy Statement and the accompanying proxy card are first being mailed, on or about October __, 2013, to owners of shares of common stock of Cellular Biomedicine Group, Inc. (which may be referred to in this Proxy Statement as “we,” “us,” “CBMG,” or the “Company”) in connection with the solicitation of proxies by our board of directors (“Board”) for our annual meeting of stockholders to be held on November 8, 2013 at 9:00 a.m. PDT at our office at 530 University Avenue, Suite 17, Palo Alto, California 94301 (referred to as the “Annual Meeting”).  This proxy procedure permits all stockholders, many of whom are unable to attend the Annual Meeting, to vote their shares at the Annual Meeting.  Our Board encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

IMPORTANT NOTICE

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.  SIGNING AND RETURNING A PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 8, 2013: The Notice of Annual Meeting, Proxy Statement and 2012 Annual Report on Form 10-K (as amended) are also available at http://www.cellbiomedgroup.com.

i

QUESTIONS AND ANSWERS ABOUT THE MEETING

What am I voting on?

At this year’s meeting, you will be asked to:

(1)	Elect three (3) “Class I” directors, each of whom will be elected for a term of three years, or until the election and qualification of their successors;

(2)	Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

(3)	Approve the Cellular Biomedicine Group, Inc. 2013 Stock Incentive Plan; and

(4)	Transact any other business properly brought before the Annual Meeting or any adjournments thereof.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Stockholders of record at the close of business on September 9, 2013 (the “Record Date”) may vote at the Annual Meeting.  Pursuant to the rights of our stockholders contained in our charter documents each share of our common stock has one vote.  There were 6,323,774 shares of common stock outstanding on September 9, 2013.  From October 29, 2013 through November 8, 2013, you may inspect a list of stockholders eligible to vote.  If you would like to inspect the list, please call Andrew Chan, our Chief Financial Officer and Secretary, at (650) 566-5064 to arrange a visit to our offices.  In addition, the list of stockholders will be available for viewing by stockholders at the Annual Meeting.

How do I vote?

You may vote over the Internet, by telephone, by mail or in person at the Annual Meeting.  Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Vote by Internet.    You can vote via the Internet at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on the meeting date.  Internet voting is available 24 hours a day.  If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Vote by Telephone.    You can vote by telephone by calling the toll-free telephone number 1-800-690-6903. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on the meeting date. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Vote by Mail.    If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to Cellular Biomedicine Group, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Vote in Person at the Meeting.    If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting.  If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name.  As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

If you vote by any of the methods discussed above, you will be designating Steve Liu, our Executive Chairman of the Board and/or Andrew Chan, our Chief Financial Officer and Secretary, as your proxy(-ies), and they will vote your shares on your behalf as you indicate.

Submitting a proxy will not affect your right to attend the Annual Meeting and vote in person.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares.  The availability of Internet voting will depend on the voting process of your bank, broker or other nominee.  Please check with your bank, broker or other nominee and follow the voting instructions it provides.

Can I receive future materials via the internet?

If you vote by internet, simply follow the prompts for enrolling in electronic proxy delivery service.  This will reduce the Company’s printing and postage costs in the future, as well as the number of paper documents you will receive.

What is a proxy?

A proxy is a person you appoint to vote on your behalf.  By using the methods discussed above, you will be appointing Steve Liu, our Executive Chairman of the Board and Andrew Chan, our Chief Financial Officer and Secretary, as your proxies. They may act together or individually to vote on your behalf, and will have the authority to appoint a substitute to act as proxy.  If you are unable to attend the Annual Meeting, please vote by proxy so that your shares of common stock may be voted.

How will my proxy vote my shares?

If you are a stockholder of record, your proxy will vote according to your instructions.  If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR” the election of the nominated slate of Class I directors (see Proposal 1); “FOR” the ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 (see Proposal 2); and “FOR” the approval of the Cellular Biomedicine Group, Inc. 2013 Stock Incentive Plan (see Proposal 3).  We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so.  Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Annual Meeting.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares.  The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions your bank, broker or other nominee provides.

You should instruct your bank, broker or other nominee how to vote your shares.  If you do not give voting instructions to the bank, broker or other nominee, the bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter.  Under applicable rules, brokers have the discretion to vote on routine matters, such as the ratification of the selection of accounting firms, but do not have discretion to vote on non-routine matters.  Under the regulations applicable to New York Stock Exchange member brokerage firms (many of whom are the record holders of shares of our common stock), the uncontested election of directors is no longer considered a routine matter.  Matters related to executive compensation are also not considered routine.  As a result, if you are a beneficial owner and hold your shares in street name, but do not give your broker or other nominee instructions on how to vote your shares with respect to these matters, votes may not be cast on your behalf.  If your bank, broker or other nominee indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered to be “broker non-votes” with regard to that matter. Broker non-votes will be counted as present for purposes of determining whether enough votes are present to hold our Annual Meeting, but a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast.  With respect to a proposal that requires a favorable vote of a majority of the outstanding shares, a broker non-vote has the same effect as a vote against the proposal.

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

●	Notifying our corporate Secretary, Andrew Chan, in writing at 530 University Avenue, Suite 17, Palo Alto, California 94301, that you are revoking your proxy;

●
Submitting a proxy at a later date via the Internet, or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

●	Attending and voting by ballot at the Annual Meeting.

If your shares are held in the name of a bank, broker or other nominee, you should check with your bank, broker or other nominee and follow the voting instructions provided.

What constitutes a quorum?

The holders of a majority of the Company’s eligible votes as of the record date, either present or represented by proxy, constitute a quorum.  A quorum is necessary in order to conduct the Annual Meeting.  If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum.  Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.  If a quorum is not present at the Annual Meeting, the stockholders present in person or by proxy may adjourn the meeting to a later date.  If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What vote is required to approve each proposal?

Election of Directors.  For Proposal 1, the election of directors, the nominees will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. You may choose to vote, or withhold your vote, separately for each nominee.  A properly executed proxy or voting instructions marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

Ratification of the Appointment of Independent Registered Public Accounting Firm.  For Proposal 2, the affirmative vote of the holders of shares of stock entitled to vote must exceed the votes cast against the proposal, in order for the proposal to be approved.

Approval of the Cellular Biomedicine Group, Inc. 2013 Stock Incentive Plan. For Proposal 3, the affirmative vote of the holders of shares of stock entitled to vote must exceed the votes cast against the proposal, in order for the proposal to be approved.

Other Proposals.  Any other proposal that might properly come before the meeting will require the affirmative vote of the holders of shares of common stock entitled to vote to exceed the votes cast against the proposal for the proposal to be approved, except when a different vote is required by law, our certificate of incorporation or our Bylaws. On any such proposal, abstentions will be counted as present and entitled to vote on that matter for purposes of establishing a quorum, but will not be counted for purposes of determining the number of votes cast.

Abstentions and broker non-votes with respect to any matter will be counted as present and entitled to vote on that matter for purposes of establishing a quorum, but will not be counted for purposes of determining the number of votes cast.  Accordingly, abstentions and broker non-votes will have no effect on the outcome of voting with respect to any of the Proposals.

What percentage of our common stock do our directors and officers own?

As of March 25, 2013, our current directors and executive officers beneficially owned approximately 19.0% of our common stock outstanding. See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” on page 21 for more details.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

We, on behalf of our Board, through our directors, officers, and employees, are soliciting proxies primarily by mail.  Further, proxies may also be solicited in person, by telephone, or facsimile.  We will pay the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock.

Who is our Independent Registered Public Accounting Firm, and will they be represented at the Annual Meeting?

Tarvaran Askelon & Company (“TAC”) served as the independent registered public accounting firm auditing and reporting on our financial statements for the fiscal year ended December 31, 2012.  On August 29, 2013, TAC agreed to resign and be replaced by BDO USA, LLP, which has been appointed by our Board to serve as our independent registered public accounting firm for 2013.  We expect that representatives of BDO USA, LLP will not be present at the Annual Meeting.

What are the recommendations of our Board?

The recommendations of our Board are set forth together with the description of each proposal in this Proxy Statement.  In summary, the Board recommends a vote:

●	FOR the election of the three nominated Class I directors (see Proposal 1);

●	FOR the ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 (see Proposal 2).

●	FOR the approval of the Cellular Biomedicine Group, Inc. 2013 Stock Incentive Plan (see Proposal 3).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

GOVERNANCE OF THE COMPANY

Our business, property and affairs are managed by, or under the direction of, our Board, in accordance with the Delaware General Corporation Laws and our Bylaws.  Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other key members of management, by reviewing materials provided to them by management, and by participating in meetings of the Board and its committees comprised of certain directors (“Committees”).

Stockholders may communicate with the members of the Board, either individually or collectively, or with any independent directors as a group by writing to the Board at 530 University Avenue, Suite 17, Palo Alto, California 94301.  These communications will be reviewed by the office of the corporate Secretary who, depending on the subject matter, will (a) forward the communication to the director or directors to whom it is addressed or who is responsible for the topic matter, (b) attempt to address the inquiry directly (for example, where it is a request for publicly available information or a stock related matter that does not require the attention of a director), or (c) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.  At each meeting of the Board, the corporate Secretary presents a summary of communications received and will make those communications available to any director upon request.

Independence of Directors

In determining the independence of our directors, the Board applied the definition of “independent director” provided under the listing rules of The NASDAQ Stock Market LLC (“NASDAQ”). Pursuant to these rules, the Board concluded its annual review of director independence in September 2013.  After considering all relevant facts and circumstances, the Board affirmatively determined that Mr. Tony Liu, Dr. Jianping Dai, Mr. David Bolocan, Mr. Leo Dembinski and Mr. Jeffrey Auerbach each of whom are now serving on the Board and are continuing to serve their terms, are each independent within the definition of independence under the NASDAQ rules.  Wen Tao (Steve) Liu, Wei (William) Cao, Norm Klein and Keith Wong, are not independent directors.  Additionally, two of the three directors nominated for election as Class I directors have been determined to meet the definition of independence under the NASDAQ rules.  If the three director candidates nominated for Class I director positions are elected at the Annual Meeting, assuming our other directors remain in office, our Board will consist of a majority of five independent directors out of a total of nine directors on our Board.

Board Meetings and Committees of our Board

Our Board held no formal meetings during the 2012 fiscal year. All proceedings of the Board were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors.  Such resolutions are, according to Delaware corporate law, are as valid and effective as if they had been passed at a meeting of the directors duly called and held.  The Board does not currently have a policy with regard to Board member attendance at annual stockholder meetings, and there was no annual stockholder meeting during the 2012 fiscal year.

In fiscal year 2012, our Board had not yet established an audit committee, compensation committee, or nominating committee.  During 2012, the functions ordinarily handled by these committees were handled by our entire Board.  In early 2013, we began implementing structural changes to our Board.  On February 20, 2013, the board appointed Mr. Tony Liu as Chairman of the Audit Committee.  On February 20, 2013, the Board authorized formation of an audit committee, compensation committee and nominating committee and on March 12, 2013 adopted charters.  On September 29, 2013, the Board selected and appointed three additional independent directors and appointed these directors as members of our Committees.  Specifically, on September 29, 2013 the Board appointed Mr. David Bolocan and Mr. Leo Dembinski as members of the Audit Committee effective on October 4, 2013, and determined that Mr. Liu meets the qualifications under the applicable rules of the SEC and the Nasdaq Stock Market to serve as an audit committee financial expert.

Conflicts of Interest

Members of our management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of our company. Although the officers and directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.

Our officers and directors are now and may in the future become shareholders, officers or directors of other companies, which may be formed for the purpose of engaging in business activities similar to ours. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities.  Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise.  Currently, we do not have a right of first refusal pertaining to opportunities that come to their attention and may relate to our business operations.

Our officers and directors are, so long as they are our officers or directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis.  A breach of this requirement will be a breach of the fiduciary duties of the officer or director.  If we or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity.  However, all directors may still individually take advantage of opportunities if we should decline to do so.  Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

Audit Committee

The Audit Committee shall consist of Mr. David Bolocan, Mr. Leo Dembinski and Mr. Tony Liu (serving as Chairman), each of whom are “independent” as defined under section 5605 (a)(2) of the NASDAQ Listing Rules.  In addition, the Board has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission (SEC).  The Audit Committee operates pursuant to a charter, which can be viewed on our website at www.cellbiomedgroup.com (under “Investors”).  The Audit Committee is expected to convene regular meetings following the Annual Meeting.  The role of the Audit Committee is to:

●	oversee management’s preparation of our financial statements and management’s conduct of the accounting and financial reporting processes;

●	oversee management’s maintenance of internal controls and procedures for financial reporting;

●	oversee our compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;

●	oversee the independent auditor’s qualifications and independence;

●	oversee the performance of the independent auditors, including the annual independent audit of our financial statements;

●	prepare the report required by the rules of the SEC to be included in our Proxy Statement; and

●	discharge such duties and responsibilities as may be required of the Audit Committee by the provisions of applicable law, rule or regulation.

A copy of the charter of the Audit Committee is available on our website at www.cellbiomedgroup.com (under “Investors”).

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate it by reference therein.

The Audit Committee of the Board has:

●	reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2012 with management;

●
discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

●
received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditors communications with the Audit Committee concerning independence, and has discussed with BDO USA, LLP matters relating to its independence.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the financial statements audited by Tarvaran Askelon & Company for the fiscal year ended December 31, 2012 be included in its Annual Report on Form 10-K for such fiscal year.

On Behalf of the Board of Directors, and submitted by:

Steve Wen Tao Liu
William Wei Cao
Tony Liu
Jianping Dai
Keith Wong
Norm Klein

Compensation Committee

The Compensation Committee shall consist of Dr. Jianping Dai, Mr. Jeffrey Auerbach and Mr. David Bolocan acting as Chairman, each of whom are “independent” as defined in section 5605(a)(2) of the NASDAQ Listing Rules.  The Compensation Committee is expected to convene regular meetings after the Annual Meeting.  The role of the Compensation Committee is to:

●	develop and recommend to the Board the annual compensation (base salary, bonus, stock options and other benefits) for our President/Chief Executive Officer;

●	review, approve and recommend to the Board the annual compensation (base salary, bonus and other benefits) for all of our executives;

●	review, approve and recommend to the Board the aggregate number of equity awards to be granted to employees below the executive level;

●	ensure that a significant portion of executive compensation is reasonably related to the long-term interest of our stockholders; and

●	prepare certain portions of our annual Proxy Statement, including an annual report on executive compensation.

A copy of the charter of the Compensation Committee is available on our website at www.cellbiomedgroup.com (under “Investors”).

The Compensation Committee may form and delegate a subcommittee consisting of one or more members to perform the functions of the Compensation Committee.  The Compensation Committee may engage outside advisers, including outside auditors, attorneys and consultants, as it deems necessary to discharge its responsibilities.  The Compensation Committee has sole authority to retain and terminate any compensation expert or consultant to be used to provide advice on compensation levels or assist in the evaluation of director, President/Chief Executive Officer or senior executive compensation, including sole authority to approve the fees of any expert or consultant and other retention terms.  In addition, the Compensation Committee considers, but is not bound by, the recommendations of our Chief Executive Officer or President with respect to the compensation packages of our other executive officers.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, or the “Governance Committee”, shall consist of Mr. Jeffrey Auerbach, Mr. Leo Dembinski and Dr. Jianping Dai serving as Chairman, each of whom are “independent” as defined in section 5605(a)(2) of the NASDAQ Listing Rules. The Governance Committee is expected to convene regular meetings following the Annual Meeting.  The role of the Governance Committee is to:

●	evaluate from time to time the appropriate size (number of members) of the Board and recommend any increase or decrease;

●	determine the desired skills and attributes of members of the Board and its committees, taking into account the needs of the business and listing standards;

●	establish criteria for prospective members, conduct candidate searches, interview prospective candidates, and oversee programs to introduce the candidate to us, our management, and operations;

●	review planning for succession to the position of Chairman of the Board and Chief Executive Officer and other senior management positions;

●	annually recommend to the Board persons to be nominated for election as directors and appointment as members of committees;

●	adopt or develop for Board consideration corporate governance principles and policies; and

●
periodically review and report to the Board on the effectiveness of corporate governance procedures and the Board as a governing body, including conducting an annual self-assessment of the Board and its standing committees.

A copy of the charter of the Governance Committee is available on our website at www.cellbiomedgroup.com (under “Investors”).

Policy with Regard to Stockholder Recommendations

The Governance Committee does not presently have a policy with regard to consideration of any director candidates recommended by our stockholders.  No stockholder (other than members of the Governance Committee) has recommended a candidate to date.

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions.  Candidates should have substantial experience with one or more publicly traded companies or should have achieved a high level of distinction in their chosen fields.  The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in biomedicine, medical and drug regulation in China, intellectual property, early-stage companies, research and development, strategic planning, business development, compensation, finance, accounting and banking.

In evaluating nominations to the Board of Directors, the Governance Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibilities.  The Governance Committee took these specifications into account in formulating and re-nominating its present Board members.

The current director candidates, who are nominated to serve as non-executive directors, were recommended by management and nominated by the full board of directors.

Compensation Committee Interlocks and Insider Participation

During 2012, we did not have a Compensation Committee.   The board of directors intends that none of the individuals to be appointed to the Compensation Committee, shall be a past or present officer or employee of ours.  In addition, none of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board.

Code of Business Conduct and Ethics

We have adopted a code of ethics which applies to all our directors, officers and employees and comprises written standards that are reasonably designed to deter wrongdoing and to promote the behavior described in Item 406 of Regulation S-K promulgated by the SEC.  A copy of our “Code of Business Conduct and Ethics for Officers, Directors and Employees” is available on our website at www.cellbiomedgroup.com (under “About Us: Company Overview”).  In the event that we make any amendments to, or grant any waivers of, a provision of our Code of Business Conduct and Ethics for Officers, Directors and Employees that applies to the principal executive officer, principal financial officer or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor in a Form 8-K or in our next periodic report.

Risk Oversight

Enterprise risks are identified and prioritized by management and each prioritized risk is assigned to a Board committee or the full Board for oversight as follows:

Full Board - Risks and exposures associated with strategic, financial and execution risks and other current matters that may present material risk to our operations, plans, prospects or reputation.

Audit Committee - Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines and credit and liquidity matters.

Nominating and Corporate Governance Committee - Risks and exposures relating to corporate governance and management and director succession planning.

Compensation Committee - Risks and exposures associated with leadership assessment, and compensation programs and arrangements, including incentive plans.

Board Leadership Structure

The Chairman of the Board presides at all meetings of the Board.  The Chairman is appointed on an annual basis by majority vote of the directors, excluding the vote of the appointee.

Review, Approval or Ratification of Transactions with Related Persons

The Board of Directors reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws.  The Board has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented.  However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party, and would have the opportunity to deliberate outside of the presence of the related party.  The Company expects that the Board would only approve a related party transaction that was in the best interests of, and fair to, the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party.

Compliance with Section 16 of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock.  The rules promulgated by the SEC under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to Section 16(a).  The information in this section is based solely upon a review of Forms 3, 4, and 5 received by us.

We believe that all of the Company’s executive officers, directors and 10% shareholders have timely complied with their filing requirements during the year ended December 31, 2012, except for Keith Wong and Norman Klein have inadvertently not timely filed Form 4s during the fiscal year ended December 31, 2012.

PROPOSAL 1 — ELECTION OF DIRECTORS

Nominees for Election

On September 29, 2013 the Board met via telephone conference and determined it was in the best interest of the Company to authorize the nomination and appointment of three independent directors to the Board effective October 4, 2013. Subsequent to the approval of the resolution the Board has a total of nine members, divided into three classes as follows:

Class	Term	Directors
Class I

Initial term ends on the date of the Annual Meeting of Stockholders in 2013.   Class I directors serve for a term of three years, and are elected by the stockholders at the beginning of each term.  The next full 3-year term for Class I directors extends from the date of this year’s Annual Meeting of stockholders in 2013 to the date of the 2016 annual meeting.

1. Norm Klein 2. David Bolocan 3. Leo Dembinski
Class II

Initial term ends on the date of the Annual Meeting of Stockholders in 2014.   Class I directors serve for a term of three years, and are elected by the stockholders at the beginning of each term.  The next full 3-year term for Class II directors extends from the date of the 2014 annual meeting to the date of the 2017 annual meeting.

4. Keith Wong 5. Dr. Dai Jian Ping 6. Jeffrey Auerbach
Class III

Initial term ends on the date of the Annual Meeting of Stockholders in 2015.   Class III directors serve for a term of three years, and are elected by the stockholders at the beginning of each term.  The next full 3-year term for Class I directors extends from the date of the 2015 annual meeting to the date of the 2018 annual meeting.

7. Wen Tao (Steve) Liu 8. Wei (William) Cao 9. Tony Liu

Class I has three director positions up for election at the Annual Meeting.  Our Board has nominated three Class I director candidates for election at the Annual Meeting, who are the same individuals listed above in position numbers 1, 2 and 3.  Each nominee has agreed, if elected, to serve a three-year term or until the election and qualification of his successor.  If any nominee is unable to stand for election, which circumstance we do not anticipate, the Board may provide for a lesser number of directors or designate a substitute.  In the latter event, shares represented by proxies may be voted for a substitute nominee.

If a quorum is present at the Annual Meeting, then nominees will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting. There is no cumulative voting in the election of directors.

The following biographical information is furnished as to each nominee for election as a Class I director:

Norman Klein - Director

Mr. Klein has over twenty years of experience working in manufacturing and process control with major companies. Mr. Klein also brings his expertise in engineering, operational leadership, and business management to the Company.  Since 2001, Mr. Klein has acted as the CFO, COO, and IRO for ATC Technology Group, which later became known as EastBridge Investment Group Corporation.  EastBridge Investment Group Corporation was acquired by the Company on February 6, 2013, and presently operates as its wholly-owned subsidiary.  In considering Mr. Klein’s continued eligibility to serve on the Board, the Board considered his extensive experience as an executive at large corporations, skills in financial management, operations and human resources.  Mr. Klein is also the Chief Financial Officer of EastBridge Sub.  Mr. Klein is an incumbent Class I director, and is nominated for re-election for an additional term as a Class I director at the Annual Meeting.

David Bolocan – Director

Mr. Bolocan has over 20 years of experience in retail banking and payments, with extensive expertise in deposit product development, pricing, marketing, advertising, distribution, customer segmentation, lifecycle management, and portfolio management.  Mr. Bolocan is currently a managing director for Argus Information and Advisory Services, LLC and leads the Retail Banking Solutions group which includes the Deposit Accounts Payment Study and retail banking client delivery groups.  Prior to joining Argus Mr. Bolocan held senior executive roles at SunTrust (Head of Consumer Deposit Products), JPM Chase (Head of Small Business Credit Products, Pricing and Analytics), MBNA/Bank of America (CMO of Small Business Lending), and consulting positions at Mercer Management Consulting, Mitchell Madison Group, and AlixPartners.  Mr. Bolocan received an MS/MBA from the MIT Sloan School of Management and a BA from Harvard University in Computer Science and Economics.  In considering Mr. Bolocan’s eligibility to serve on the Board, the Board considered Mr. Bolocan’s extensive experience in the management of large complex businesses, as well as his financial expertise.  Mr.Bolocan was appointed by the Board on September 29, 2013 as a Class I director effective October 4, 2013, and has been nominated for re-election for a full three-year term as a Class I director at the Annual Meeting.

Leo Dembinski – Director

Mr. Dembinski has over ten years of experience in corporate finance and corporate risk management.  In the summer of 1990 Mr. Dembinski co-founded Addem and Associates Inc., a planning and capital formation group.  In the fall of 2000 Mr. Dembinski entered into a partnership known as High Performance Edge L.L.C (HPE).   HPE is a management consulting firm specializing in the active management of its clients companies.  HPE also acts as a private investor in some of its transactions.  Mr. Dembinski was the President of the Chicago Retail Financial Executive Association and Chairman of the Associated Merchandising Corporation, a national organization, Financial Executives Division.  He was also co-chairman of the Direct Marketing Association Catalog Leaders.  He served as a past director for the Bank of Lakehurst, in Waukegan, Illinois; he was a Director of The Bishop’s Lodge in Santa Fe, New Mexico.  He also served as a past Director of Advanced Foods Systems, a software company.  Mr. Dembinski joined the Board of Directors of Junior Achievement of Arizona in 1985 and accepted a leadership role as Chair in 1989.  Mr. Dembinski is currently Chairman of Junior Achievement of Arizona.  Additionally, Mr. Dembinski is President of the Board of Trustees of the Junior Achievement Foundation.  Mr. Dembinski has a B.S in Accounting from De Paul University in Chicago, Illinois and he received his Certified Public Accountant Certificate in 1970. In considering Mr. Dembinski’s eligibility to serve on the Board, the Board considered his extensive experience in corporate finance and risk management, and prior service on the boards of directors of various corporations.  Mr. Dembinski was appointed by the Board on September 29, 2013 as a Class I director effective October 4, 2013, and has been nominated for re-election for a full three-year term as a Class I director at the Annual Meeting.

Compensation of Directors

Prior to the Merger, the Company compensated directors with equity grants as consideration for joining the Board and/or providing continued services as a director.  Directors were not provided with cash compensation, although the Company would reimburse their expenses.

After the Merger, the Company determined that the annual cash compensation (prorated daily) to be paid to each director shall consist of $30,000 for each independent director and $20,000 for each non-independent director.  In addition, each independent director of the Board is eligible to receive a non-qualified option grant under the Plan, under which such director’s initial option grant shall be for a number of shares of common stock as set forth in the Independent Director Agreement for each such director and shall include such other terms to be determined by the Board and or its Compensation Committee. In addition, on September 24, 2013 the Board approved additional equity compensation for the members and chairpersons of the Audit Committee, Compensation Committee and Governance Committee, whereby each member is eligible to receive a non-qualified option grant under the Plan up to 2,000 and each chairperson is eligible to receive a non-qualified option grant under the Plan up to 5,000 shares of the Company’s Common Stock. Such non-qualified option grants shall vest on the anniversary date of each director’s appointment to a committee or chairperson position.

Non-Executive Director Agreement

The Company has and will continue to enter into agreements with independent non-executive directors, under which these directors will be paid $30,000 per year (prorated daily based on a 360 day year for any portion of the year if he serves for less than a full term) for services as a director. Independent directors shall also be eligible to receive a non-qualified option grant under the Plan, and includes other terms to be determined by the Board and or/its Compensation Committee as the Board may determine.

2012 Director Compensation

Change
in Pension
	Fees				Value and
	Earned			Non-Equity	Nonqualified
	or			Incentive	Deferred
	Paid in	Stock	Option	Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Keith Wong	-	-	-	-	-	-	-
Norm Klein	-	-	-	-	-	-	-

Risk Management in Compensation Policies and Procedures

Due to the Company’s lack of cash flows, it has historically compensated its officers in stock rather than paying a cash salary, during 2012.  In 2013 the Board re-evaluated this policy in light of the acquisition of Cellular Biomedicine Group.  In 2013 the Board instituted a policy of compensating directors with a combination of cash and stock options.   The Board believes that the use of both cash stock-based compensation provides an appropriate alignment of financial interests between the directors and the Company, which is wholly consistent with sound corporate governance principles and the execution of each director’s fiduciary duties.  The Board believes its method of compensating its directors imposes no unreasonable or unsafe level of risk to the Company and its stockholders.

Vote and Recommendation

The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote on the nominees will be required to approve each nominee.  This means that the three nominees with the greatest number votes for election will be elected.

Our Board recommends a vote “FOR” each of the nominees.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed BDO USA, LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2013.  Tarvaran Askelon & Company served as our independent registered public accounting firm for the year ending December 31, 2012.

Stockholder ratification of the selection of BDO USA, LLP as our independent registered public accounting firm is not required by our Bylaws or the Delaware General Corporation Law. The Board seeks such ratification as a matter of good corporate practice.  Should the stockholders fail to ratify the selection of BDO USA, LLP as our independent registered public accounting firm, the Board will reconsider whether to retain that firm for fiscal year 2013.  In making its recommendation to the Board that stockholders ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013, the full board of directors (in lieu of an Audit Committee) considered whether BDO USA, LLP’s provision of non-audit services is compatible with maintaining the independence of our independent registered public accounting firm.   To date, BDO USA, LLP has not been paid any audit-related fees, tax fees or any other type of services fee by the Company, which is consistent with our conclusion that BDO USA, LLP is independent.

Pre-approval Policies and Procedures

The Audit Committee is required to review and approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services (if any) and the fees for such services. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals for the performance of non-audit services, and any such Audit Committee member who pre-approves a non-audit service must report the pre-approval to the full Audit Committee at its next scheduled meeting.  The Company intends to comply with these requirements during the course of engagement of BDO USA, LLP.

Auditor Representatives at Annual Meeting

We expect that representatives of BDO USA, LLP will not be present at the Annual Meeting.

Vote Required and Recommendation

The affirmative vote of the holders of shares of common stock entitled to vote must exceed the votes cast against this proposal for the proposal to be approved.

The Board recommends that stockholders vote “FOR” ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 as described in this Proposal 2.

PROPOSAL 3 – APPROVAL OF THE CELLULAR BIOMEDICINE GROUP, INC.
2013 STOCK INCENTIVE PLAN

We are asking our stockholders to approve the Cellular Biomedicine Group, Inc. 2013 Stock Incentive Plan (the “Plan”), pursuant to which 1,000,000 shares of the Company’s common stock will be reserved for issuance under stock option awards (“Awards”).  On August 29, 2013, our Board adopted the Plan to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.

The following summary describes the material features of the Plan.  The summary, however, does not purport to be a complete description of all the provisions of the Plan. Capitalized terms used but not defined in this proposal shall have the same meaning ascribed to them in the Plan, a copy of which is attached hereto as Exhibit A. The following description is qualified in its entirety by reference to the Plan.

Description of the Plan

The purpose of the Plan is to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.  The Company reserved up to one million (1,000,000) of the authorized but unissued or reacquired shares of Common Stock of the Company.   The Board or its appointed Administrator has the power and authority to grant awards and act as Administrator thereunder to establish the grant terms, including the grant price, vesting period and exercise date.

Each sale or award of Plan Shares under the Plan is made pursuant to the terms and conditions provided for in an award agreement (an “Award Agreement”) entered into by the Company and the individual recipient.  To date there have been no awards made from the Plan.

The number of Plan Shares covered by each outstanding Award Agreement shall be proportionately adjusted for (a) any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or similar transaction affecting the common stock or (b) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company.

Under the Plan, the Board or its Administrator have the authority to: (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder; (ii) to determine whether and to what extent Awards are granted; (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted; (iv) to approve forms of Award Agreements for use under the Plan; (v) to determine the terms and conditions of any Award granted; (vi) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; (vii) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent; (viii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan; (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The Awards under the Plan other than Incentive Stock Options may be granted to Employees, Directors and Consultants.  Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary.  An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards.  Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time. Options granted under the Plan will be subject to the terms and conditions established by the Administrator.  Under the terms of the Plan, the exercise price of the Options will not be less than the fair market value (as determined under the Plan) of our common stock at the time of grant. Options granted under the Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Administrator and specified in the applicable award agreement. The maximum term of an option granted under the Plan will be ten years from the date of grant. Payment in respect of the exercise of an option may be made in cash, by certified or official bank check, by money order or with shares, pursuant to a “cashless” or “net issue” exercise, by a combination thereof, or by such other method as the Administrator may determine to be appropriate and has been included in the terms of the option.

The Plan may be amended, suspended or terminated by the Board, or an administrator appointed by the Board, at any time and for any reason.

Vote Required and Recommendation

The affirmative vote of the holders of shares of stock entitled to vote must exceed the votes cast against the proposal for the proposal to be approved.

The Board recommends that stockholders vote “FOR” the approval of the Cellular Biomedicine Group, Inc. 2013 Stock Incentive Plan as described in this Proposal 3.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Officers and Directors

Wei (William) Cao,  Chief Executive Officer and Director

Mr. Cao has served as our President and Chief Operating Officer from February 2013 until September 29, 2013, when he was appointed as our Chief Executive Officer.  Mr. Cao has served as a director on our Board since February 2013.  Prior to this, from August 2010 to February 2013, Dr. Cao served as President, COO and director of Cellular Biomedicine Group Ltd. (our predecessor corporation).  From August 2006 until July 2010, Dr. Cao served as general manager and chairman of Affymetrix China, a Company in the genetic analysis industry. Dr. Cao has over 30 years of professional experience in scientific research, product development and startups. He served as Technical Manager for Bayer Diagnostics Asia Pacific region (now Siemens), General Manager of GenoMultix Ltd. and President of Wuxi New District Hospital. Dr. Cao has extensive research experience in the immune-pharmacology field at Harvard Medical School and Stanford University Medical Center. Dr. Cao holds a Bachelor’s degree in Medicine from Fudan University Medical College, Shanghai China, and a Ph.D. in Pharmacology from Medical College of Virginia, Richmond Virginia. He is the inventor named in 26 patents in the field of genetic analysis and stem cell technology, especially adipose derived stem cell preparation and its disease treatment applications. In considering Dr. Cao’s eligibility to serve on the Board, the Board considered Dr. Cao’s scientific background and experience in the biotech industry.

Wen Tao (Steve) Liu,  President – North America and Executive Chairman of The Board

Dr. Liu acted as our Chief Executive Officer from February 2013 to September 29, 2013, when he then took the role of President – North America, focusing on the Company’s business strategy in Canada and the United States.  He has served, and continues to serve, as Chairman of our Board, from February 2013 to the present.  Prior to this Dr. Liu served as CEO of Cellular Biomedicine Group Ltd. (our predecessor corporation) since March 2012.  Dr. Liu has 29 years of professional career experience in bringing new products from inception to mass market, encompassing the biomedical, clean energy and semiconductors industries. Dr. Liu has led large organizations as well as entrepreneurial companies with a proven track record of delivering shareholder value. He is experienced in multi-cultural business environments and has gained respect and trust from customers, colleagues and industry leaders. Dr. Liu served as President and CEO of Seeo Inc. from July 2010 to February 2012, where he led a team of scientists and entrepreneurs for the commercialization of solid state lithium ion battery for electric vehicles and smart grid applications.  From 2003 to 2009, he was President and CEO of Shanghai Huahong NEC Electronics Company.  From 1989 to 2002, he was Vice President and GM of Peregrine Semiconductor, Vice President and GM of Integrated Device Technology, and Managing Director of Quality Semiconductor Australia.  Mr. Liu served at Cypress Semiconductor in various engineering roles from 1984 to 1989. Mr. Liu earned a Bachelor’s degree in Chemistry from Nanjing University, Nanjing China.  He holds a Master and Doctorate in Chemistry from Rensselaer Polytechnic Institute, Troy New York.  In considering Dr. Liu’s eligibility to serve on the Board, the Board considered Dr. Liu’s prior experience as a leader and executive officer and his educational background.

Andrew Chan, Chief Financial Officer and Secretary

Mr. Chan has served as Chief Financial Officer of Cellular Biomedicine Group Ltd. since February 2011. From 2003 until 2011, Mr. Chan was with Jazz Semiconductor and held various management roles focusing on business operations, business and corporate development.  Prior to 2003, Mr. Chan was Vice President of Business Operations and Supply Chain Management for Mindspeed Technologies. In 2000, Mr. Chan served as Vice President of Supply Chain Management at Conexant Systems.  Previously, Mr. Chan’s focus was in aviation and aerospace services.  He served in diverse technical and operations management roles at Eastern Airlines, Continental Express and at Allied Signal (now called Honeywell) as Sr. Director of Strategic Business Development.  Mr. Chan earned a B.S. degree in Management from Embry Riddle Aeronautical University and an MBA with specialization in Computer System Management and Operations Research from Nova University.  He also holds a Jurisprudence Doctorate (J.D.) degree from South Texas College of Law.

Tony Liu, Director

Since January 2013, Mr. Liu has served as the Corporate Vice President at Alibaba Group, handling Alibaba’s overseas investments.  Since joining Alibaba in 2009, Mr. Liu has severed in various positions including Corporate Vice President at B2B corporate investment, corporate finance, and General Manager for a global ecommerce platform.  From July 2011 to December 2012, he served as CFO for HiChina, a subsidiary of Alibaba, an internet infrastructure service provider.  Prior to joining Alibaba, Mr. Liu spent 19 years at Microsoft Corporation where he served a variety of finance leadership roles. He was the General Manager at Corporate Strategy looking after Microsoft China investment strategy and Microsoft corporate strategic planning process.  Mr. Liu was a leader in Microsoft corporate finance organization during the 1990s as Corporate Accounting Director.  Mr. Liu earned a B.S. degree in Physics from Suzhou University, Suzhou, PRC and has completed MBA/MIS course work at Seattle Pacific University. Mr. Liu obtained his Washington State CPA certificate in 1992.  In considering Mr. Liu’s eligibility to serve on the Board, the Board considered Mr. Liu’s financial background and business experience in China.

Dr. Jianping Dai,  Director

Since January 2008, Dr. Jianping Dai has served as a professor of radiology in the Beijing Neurosurgical Institute and Beijing Tiantan Hospital, Capital Medical University.  He also serves as the President of Capital Medical University School of Medical Imaging and Informatics.  He served as the President of Beijing Tiantan Hospital Affiliated of Capital Medical University from 1993 to 2008.  He is a foreign associate of the Institute of Medicine (IOM) of the National Academies.  Previously, Dr. Dai served as President of the Chinese Society of Radiology, Vice President of the Chinese Hospital Association and Chairman of the Neuroimaging Center, Beijing Tiantan Hospital.  Dr. Dai is the recipient of several awards from the Chinese government due to his outstanding contribution to his country and has focused his research on interventional therapy for cerebrovascular disease and functional neuroimaging. In considering Dr. Dai’s eligibility to serve on the Board, the Board considered Dr. Dai’s medical background and administrative and business experience in the medical field in China.

Keith Wong, Director

Mr. Wong brings 23 years of experience in sales, business management, finance, manufacturing, Asian suppliers and Asian business networks. Since 2001, Mr. Wong has acted as the President and CEO of ATC Technology Group, which later became EastBridge Investment Group Corporation.  Mr. Wong holds a Bachelors and Masters degree in electrical engineering from Rutgers University and Northeastern University, respectively.  Mr. Wong successfully completed several corporate finance courses for executives from Harvard University.  Mr. Wong also holds two U.S. utility patents and one U.S. design patent. In considering Mr. Wong’s continued eligibility to serve on the Board, the Board considered his extensive experience in finance, marketing, sales and operational matters for public and early stage companies.  Mr. Wong is also the CEO of EastBridge Sub.

Norman Klein, Director

Mr. Klein has over twenty years of experience working in manufacturing and process control with major companies.  Mr. Klein also brings his expertise in engineering, operational leadership, and business management to EastBridge.  Since 2001, Mr. Klein has acted as the CFO, COO, and IRO for ATC Technology Group, which later became known as EastBridge Investment Group Corporation. In considering Mr. Klein’s continued eligibility to serve on the Board, the Board considered his extensive experience as an executive at large corporations, skills in financial management, operations and human resources.  Mr. Klein is also the Chief Financial Officer of EastBridge Sub.  Mr. Klein’s term as a Class I director concludes upon the election of a successor Class I director at the Annual Meeting.

David Bolocan, Director

Mr. Bolocan has over 20 years of experience in retail banking and payments, with extensive expertise in deposit product development, pricing, marketing, advertising, distribution, customer segmentation, lifecycle management, and portfolio management.  Mr. Bolocan is currently a managing director for Argus Information and Advisory Services, LLC and leads the Retail Banking Solutions group which includes the Deposit Accounts Payment Study and retail banking client delivery groups.  Prior to joining Argus Mr. Bolocan held senior executive roles at SunTrust (Head of Consumer Deposit Products), JPM Chase (Head of Small Business Credit Products, Pricing and Analytics), MBNA/Bank of America (CMO of Small Business Lending), and consulting positions at Mercer Management Consulting, Mitchell Madison Group, and AlixPartners.  Mr. Bolocan received an MS/MBA from the MIT Sloan School of Management and a BA from Harvard University in Computer Science and Economics.  In considering Mr. Bolocan’s eligibility to serve on the Board, the Board considered Mr. Bolocan’s extensive experience in the management of large complex businesses, as well as his financial expertise.  Mr. Bolocan was appointed by the Board on September 29, 2013 as a Class I director effective October 4, 2013.

Leo Dembinski, Director

Mr. Dembinski has over ten years of experience in corporate finance and corporate risk management.  In the summer of 1990 Mr. Dembinski co-founded Addem and Associates Inc., a planning and capital formation group.  In the fall of 2000 Mr. Dembinski entered into a partnership known as High Performance Edge L.L.C (HPE).   HPE is a management consulting firm specializing in the active management of its clients companies.  HPE also acts as a private investor in some of its transactions.  Mr. Dembinski was the President of the Chicago Retail Financial Executive Association and Chairman of the Associated Merchandising Corporation, a national organization, Financial Executives Division.  He was also co-chairman of the Direct Marketing Association Catalog Leaders.  He served as a past director for the Bank of Lakehurst, in Waukegan, Illinois; he was a Director of The Bishop’s Lodge in Santa Fe, New Mexico.  He also served as a past Director of Advanced Foods Systems, a software company.  Mr. Dembinski joined the Board of Directors of Junior Achievement of Arizona in 1985 and accepted a leadership role as Chair in 1989.  Mr. Dembinski is currently Chairman of Junior Achievement of Arizona.  Additionally, Mr. Dembinski is President of the Board of Trustees of the Junior Achievement Foundation.  Mr. Dembinski has a B.S in Accounting from De Paul University in Chicago, Illinois and he received his Certified Public Accountant Certificate in 1970. In considering Mr. Dembinski’s eligibility to serve on the Board, the Board considered his extensive experience in corporate finance and risk management, and prior service on the boards of directors of various corporations.  Mr. Dembinski was appointed by the Board on September 29, 2013 as a Class I director effective October 4, 2013.

Jeffrey Auerbach, Director

Mr. Jeffrey Auerbach has spent the last 20 years working in the investment industry in New York.  Currently Mr. Auerbach  is Head of Institutional Sales with Kuhn's Brothers Securities Corp in New York City. Prior to that, he was Senior Vice President of the Private Client Group of vFinance Investments which has recently merged with National Securities. Jeffrey is a licensed broker-dealer and holds Series 7, Series 63 and Series 99 licenses. In considering Mr. Auerbach’s eligibility to serve on the Board, the Board considered his extensive understanding of the capital markets and small and microcap finance.  Mr. Auerbach was appointed by the Board as a Class II director on October 5, 2013.

Summary Compensation Table

The following table sets forth for the years ended December 31, 2012 and 2011 compensation awarded to, paid to, or earned by, Keith Wong (our director and former CEO) and Norm Klein (our director and former CFO). We had no other executive officers as of December 31, 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Keith Wong, PEO	2012	240,000	30,188	-	-	-	-	-	270,188
	2011	240,000	-	-	-	-	-	-	240,000
Norm Klein, PFO	2012	180,000	-	-	-	-	-	-	180,000
	2011	180,000	-	-	-	-	-	-	180,000

(1) Keith Wong and Norm Klein entered into a Deferred Compensation Agreement with the Company dated February 5, 2013, which is attached as Exhibit 10.9 to our current report on form 8-K filed February 12, 2013.

Outstanding Equity Awards

For the fiscal year ended December 31, 2012, there were no unexercised option awards that were vested or unvested and no vested or unvested stock awards for any of the Company’s executive officers.

Executive Employment Agreements

At the closing of the merger with CBMG BVI, the Company entered into executive employment agreements with each of Wen Tao (Steve) Liu, Wei (William) Cao and Andrew Chan (the “Officers”) dated February 6, 2013 (each an “Employment Agreement,” collectively, the “Employment Agreements”). Pursuant to their Employment Agreements, the Officers will receive an annual base salary of $150,000.  The Officers are also eligible to participate in the Company’s stock incentive plans and receive an option grant thereunder for the purchase of common stock of the Company at the discretion of the Board. The term of the Officers’ employment agreements are effective as of February 6, 2013 and continue for three years thereafter.  After a three year term, if the Officers continue to be employed, they will be employed on an at-will basis and their agreements shall automatically renew for successive one year terms, until and unless their employment is terminated.

If during the initial three year period following February 6, 2013, the Officers are terminated for any reason other than death, disability, Cause (as defined in their Employment Agreements) or for no good reason, the Company shall be obligated to: (i) pay a severance amount equal to one times the Officer’s base salary; (ii) accelerate and vest in full the Officer’s stock options; (iii) subject to the Officer’s election to receive COBRA, pay for the executive’s COBRA premiums during the twelve month period commencing with continuation coverage for the month in which the date of termination occurs.

If any Officer’s employment is terminated by the Company, upon or within two years following the date of a Change in Control (as defined in the Employment Agreement), the Company will (i) pay the Officer a severance amount equal to two times the Officer’s base salary; (ii) accelerate and vest the Officer’s stock options effective immediately upon the date of termination within the two year period following the occurrence of a Change in Control; and (iii) subject to the Officer’s election to receive COBRA, pay for the Officer’s COBRA premiums during the twelve month period commencing with continuation coverage for the month in which the date of termination occurs.

A copy of the original Employment Agreements were filed as Exhibits 10.2, 10.3 and 10.4 to our current report on Form 8-K filed February 12, 2013.

On August 29, 2013 the Company’s Board approved mid-term compensation increases in the form of base salary increases.

The Company entered into amended executive employment agreements with each of Wen Tao (Steve) Liu, Wei (William) Cao and Andrew Chan dated August 29, 2013 (collectively, the “Amended Employment Agreements”), and pursuant to their Amended Employment Agreements, the Officers’ annual base salaries increased to $225,000, $200,000 and $200,000, respectively. The Employment Agreements, as amended, for the Executives were filed as Exhibits 10.1, 10.2 and 10.3 to our current report on Form 8-K filed on September 25, 2013.

On September 30, 2013, the Board promoted Dr. Wei (William) Cao to the position of Chief Executive Officer of the Company. Mr. Cao previously served the Company as its President, Chief Operating Officer and Director where he has directly responsible for research and development, clinical trial and supply chain management and manufacturing for the Company’s cytotherapy business.  Concurrently Dr. Wen Tao (Steve) Liu will step down as Chief Executive Officer effective September 30, 2013, and will continue his leadership role at the Company as President – North America, and as Executive Chairman of the Board.

In connection with these officer appointments and title changes the Company amended pre-existing employment agreements with Mr. Cao and Mr. Liu. Mr. Cao’s and Mr. Liu's revised employment agreements reflect their new titles, duties and base salaries of $225,000 and $200,000, respectively.

The summaries of the revised employment agreements above are not complete and are qualified in their entirety by reference to the copies of their definitive employment agreement amendments attached as Exhibits 10.1 and10.2 to our current report on Form 8-K filed October 1, 2013.

Termination of Employment Agreements with Norman Klein and Keith Wong

Effective February 6, 2013, Norman Klein and Keith Wong’s employment agreements with the Company were terminated.

EastBridge Sub Employment Agreements with Norman Klein and Keith Wong

On February 6, 2013, EastBridge Sub entered into employment agreements with Norman Klein and Keith Wong (each a “Subsidiary Employment Agreement,” collectively, the “Subsidiary Employment Agreements”).

Pursuant to Mr. Wong’s Subsidiary Employment Agreement with EastBridge Sub, Mr. Wong is entitled to an annual base salary of $240,000. Mr. Wong is also eligible to participate in and receive awards under the Plan.

Pursuant to Mr. Klein’s Subsidiary Employment Agreement with EastBridge Sub, Mr. Klein is entitled to an annual base salary of $180,000.  Mr. Klein is also eligible to participate in and receive awards under the Plan.

The Subsidiary Employment Agreements are effective as of February 6, 2013 and shall continue for three years thereafter unless earlier terminated.  After the three year term, Mr. Wong and Mr. Klein shall continue to be employed on an at-will basis and their employment agreements automatically renew for successive one year terms until terminated.

If during the initial three year period following February 6, 2013, Mr. Klein or Mr. Wong are terminated for any reason other than death, disability, Cause (as defined in their Subsidiary Employment Agreements) or for no good reason, EastBridge Sub shall be obligated to: (i) pay a severance amount equal to two times the executive’s base salary; (ii) accelerate and vest in full the executive’s stock options; (iii) subject to the executive’s election to receive COBRA, pay for the executive’s COBRA premiums during the twelve month period commencing with continuation coverage for the month in which the date of termination occurs.

If Keith Wong or Norman Klein’s employment is terminated by EastBridge Sub, upon or within two years following the date of a Change in Control (as defined in the Subsidiary Employment Agreements), EastBridge Sub will (i) pay the executive a severance amount equal to two times the executive’s base salary; (ii) accelerate and vest the executive’s stock options effective immediately upon the date of termination within the two year period following the occurrence of a Change in Control; and (iii) subject to the executive’s election to receive COBRA, pay for the executive’s COBRA premiums during the twelve month period commencing with continuation coverage for the month in which the date of termination occurs.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists ownership of Common Stock as of March 25, 2013. The information includes beneficial ownership by (i) holders of more than 5% of parent Common Stock, (ii) each of our directors and executive officers and (iii) all of our directors and executive officers as a group.  Except as noted below, to our knowledge, each person named in the table has sole voting and investment power with respect to all shares of the Company’s Common Stock beneficially owned by them.  As of March 25, 2013, the Company had 5,361,876 shares of Common Stock and no shares of preferred stock outstanding. Except as otherwise indicated below, the address for each listed beneficial owner is c/o Cellular Biomedicine Group, Inc., 530 University Avenue, #17, Palo Alto, California 94301.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percent of Class

Named Executive Officers and Directors

Wen Tao (Steve) Liu Chief Executive Officer and Chairman of the Board (8)	132,337	(4)	2.46%

Wei (William) Cao President, Chief Operating Officer and Director (8)	127,240	(5)	2.37%

Andrew Chan Chief Financial Officer and Secretary	128,423	(6)	2.39%

Tony Liu Director	294	(7)	*

Jianping Dai Director	1,202		*

Keith Wong (1) Director	492,720	(2)	9.19%

Norm Klein (1) Director	136,153	(2)	2.54%

All Officers and Directors as a Group (7 persons)	1,018,369		18.92%

5% or more Stockholders

Global Health Investment Holdings Ltd.(3)	2,402,299		45.32%

Keith Wong (1)	492,720	(2)	9.19%

* Less than 1%

(1)	The address for this beneficial owner is 8040 E. Morgan Trail, Unit 18, Scottsdale, Arizona 85258.
(2)
Reflects a reincorporation of the Company from Arizona to Delaware, in which each 100 shares of common stock of the Arizona corporation outstanding was exchanged for one share of Common Stock, with the same effect as a 1:100 reverse stock split, which became effective on January 31, 2013.

(3)
Mr. Derek Muhs is vice chairman and Mr. Shu Li is chairman of a nine-person board of directors of Global Health Investment Holdings Ltd. (“Global Health”), and in their capacity as chairman and vice chairman, may be deemed to beneficially own the shares of Company common stock held by Global Health. To the Company’s knowledge, Mr. Muhs and Mr. Li on a combined basis are beneficial owners of approximately 16.2% of the outstanding capital stock of Global Health. The mailing address for the principal office of Global Health is Unit 402,4th floor Fairmont House No. 8 Cotton Tree Drive, Admiralty, Hong Kong.

(4)	Includes 12,222 shares subject to an option to purchase common stock exercisable by Mr. Liu within 60 days of March 25, 2013
(5)	Includes 4,722 shares subject to an option to purchase common stock exercisable by Mr. Cao within 60 days of March 25, 2013
(6)	Includes 3,888 shares subject to an option to purchase common stock exercisable by Mr. Chan within 60 days of March 25, 2013
(7)	Includes 294 shares subject to an option to purchase common stock exercisable by Mr. Liu within 60 days of March 25, 2013
(8)
On September 30, 2013, the Board promoted Dr. Wei (William) Cao to the position of Chief Executive Officer of the Company. Mr. Cao previously served the Company as its President, Chief Operating Officer and Director.  Concurrently Dr. Wen Tao (Steve) Liu will step down as Chief Executive Officer effective September 30, 2013, and will continue his leadership role at the Company as President – North America, and as Chairman of the Board.

Change of Control

As a result of the merger with CBMG BVI, a change in control of the Company occurred.  More specifically, upon consummation of the merger on February 6, 2013 the former CBMG BVI shareholders were issued shares of Company Common Stock constituting a majority of the outstanding stock of the Company.

In connection with the change in control, Wen Tao (Steve) Liu, Wei (William) Cao and Tony Liu were appointed as directors of the Company upon the closing of the merger. Mr. Wong and Mr. Klein, along with these three individuals, comprise the entire Board of Directors (a total of five members) as of the closing date of the merger.

Other than the transactions and agreements disclosed in the Current Reports on Form 8-K filed with the SEC on November 20, 2012 and February 12, 2013, the Company knows of no arrangements resulting in a change in control of the Company.  Except as set forth in this Annual Report, no officer, director, promoter, or affiliate of the Company has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by the Company through security holdings, contracts, options, or otherwise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At the closing of the merger, the Company entered into executive employment agreements with each of Wen Tao (Steve) Liu, Wei (William) Cao and Andrew Chan dated February 6, 2013, as amended (each an “Employment Agreement,” collectively, the “Employment Agreements”).  For further information about such Employment Agreements, see the discussion under the heading “Executive Employment Agreements” on page 21, which is hereby incorporated by reference.

On February 6, 2013, Norman Klein entered into an employment agreement with EastBridge Sub, pursuant to which EastBridge Sub shall pay Mr. Klein an annual base salary of $180,000 and Mr. Klein is eligible to participate in the Plan.

On February 6, 2013, Keith Wong entered into an employment agreement with EastBridge Sub, pursuant to which EastBridge Sub shall pay Mr. Wong an annual base salary of $240,000 and Mr. Wong is eligible to participate in the Plan.

As of December 31, 2012 and 2011, the accrued compensation liability to the officers were $881,929 and $841,929, respectively.  In 2012, payroll tax liabilities were recorded properly. In 2011 no payroll tax liability existed.

The Company received advances from Mr. Wong and Mr. Klein, its CEO and CFO, respectively, during the course of business at a rate of 4.5% interest which is the federal long term interest rate.  As of December 31, 2012 and 2011, advances payable to the Company’s CEO were $8,500 and $30,188, respectively.  As of December 31, 2012 and 2011, advances payable to the Company’s CFO were $24,135 and $24,245, respectively.

In the second quarter of 2010, the Company issued 12,444 shares of common stock to its two officers. In total, 4,262 common shares were issued at $13.00 for a cumulative value of $55,411 to Keith Wong, our CEO and 8,182 common shares were issued at $13.00 for a cumulative value of $106,364 to the Norman Klein, our CFO. The common shares were issued and accepted by the Company’s officers at the closing trading price on the date of issue and were applied against the accrued balance due to the two officers for a portion of unpaid salaries through the date of issuance.

In connection with the Company’s entry into its loan restructure with Goldwater Bank, N.A. dated May 6, 2009, Mr. Wong and Mr. Klein each entered into a personal guaranty with the bank.  Mr. Wong and Mr. Klein have also personally guaranteed the Company’s office lease.  No compensation was paid to Mr. Wong or Mr. Klein in connection with these guarantees.

Except as disclosed herein, there have been no transactions or proposed transactions in which the amount involved exceeds $120,000 for the last three completed fiscal years in which any of our directors, executive officers or beneficial holders of more than 5% of the outstanding shares of Common Stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

The Company does not presently have a written policy for the review, approval or ratification of transactions with related persons.

REQUIREMENTS FOR ADVANCE NOTIFICATION OF NOMINATIONS
AND STOCKHOLDER PROPOSALS

Stockholder proposals submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our Proxy Statement and form of proxy for our 2014 Annual Meeting of stockholders must be received by us no later than July __, 2014 (or earlier if our next annual meeting is held earlier than December 2014), which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this Proxy Statement, and must comply with the requirements of the proxy rules promulgated by the SEC.  We presently intend to schedule our next annual meeting in April 2014, subject to change without further announcement except as required by proxy rules.  Stockholder proposals should be addressed to our corporate Secretary at 530 University Avenue, Suite 17, Palo Alto, California 94301.

Recommendations from stockholders which are received after the applicable deadline likely will not be considered timely for consideration by our Nominating and Corporate Governance Committee for next year’s annual meeting.

OTHER MATTERS

The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented.  If other matters properly do come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, of if no recommendation is given, in their own discretion.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2012 is being mailed with this Proxy Statement to stockholders entitled to notice of the Annual Meeting.  The Annual Report includes the financial statements and management’s discussion and analysis of financial condition and results of operations.  The costs of preparing, assembling, mailing and soliciting the proxies will be borne by us.  Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, facsimile, personal interviews and other methods of communication.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank.  This practice of sending only one copy of proxy materials is known as householding.  If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process.  If the foregoing procedures apply to you, your broker has sent one copy of our Proxy Statement to your address.  If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this Proxy Statement, we will send a copy to you if you address your written request to, or call, Andrew Chan, Chief Financial Officer and corporate Secretary of Cellular Biomedicine Group, Inc., 530 University Avenue, Suite 17, Palo Alto, California 94301, telephone number (650) 566-5064.

Copies of the documents referred to above that appear on our website are also available upon request by any stockholder addressed to our corporate Secretary, Cellular Biomedicine Group, Inc., 530 University Avenue, Suite 17, Palo Alto, California 94301.

CELLULAR BIOMEDICINE GROUP, INC.
ANNUAL MEETING OF SHAREHOLDERS – FORM OF PROXY CARD
November 8, 2013

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The Board of Directors recommends the vote FOR the election of the nominees for Class I directors named in item 1 below and FOR the Proposals in items 2 and 3 below.

1.
Election of the nominees (a) Norm Klein, (b) David Bolocan and (c) Leo Dembinski, as Class I directors, each of whom will be elected for a three year term, or until the election and qualification of their successors.

	¨ FOR ALL	¨ WITHHOLD ALL

¨ FOR ALL, EXCEPT (To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the letter(s) of the nominee(s) on the line below):

The Board of Directors recommends you vote FOR the following proposals:

2.	Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

	¨ FOR	¨ AGAINST	¨ ABSTAIN

3.	Approval of the Cellular Biomedicine Group, Inc. 2013 Stock Incentive Plan

	¨ FOR	¨ AGAINST	¨ ABSTAIN

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K (including all amendments) are available at www.proxyvote.com.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

The undersigned hereby appoints Steve Wen Tao Liu and Andrew Chan, and each of them, with full power of substitution, to vote, as a holder of the Common Stock, par value $0.001 per share (“Common Stock”) of Cellular Biomedicine Group, Inc., a Delaware corporation (the “Company”), all the shares of Common Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the Annual Meeting of Shareholders of the Company (the “Annual Meeting”), to be held at 530 University Avenue, Suite 17, Palo Alto, California 94301 at 5:00 p.m. Pacific Daylight Time, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed in this proxy card.

PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NAMED NOMINEES AS CLASS I DIRECTORS IN ITEM 1, AND “FOR” THE PROPOSALS IN ITEMS 1 AND 2 AS DESCRIBED ON THIS CARD.

You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) attending the Annual Meeting and voting in person.  A stockholder’s attendance at the Annual Meeting will not by itself revoke a proxy given by the stockholder.

(Please sign exactly as the name appears below. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign with full corporate name by president or other authorized officer.  If a partnership, please sign in the partnership name by authorized person.)

Signature	Signature (joint owners)

Date	Date

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

EXHIBIT A

CELLULAR BIOMEDICINE GROUP, INC.
2013 STOCK INCENTIVE PLAN

1. Purposes of the Plan.  The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.

2. Definitions.  As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of U.S. federal and state securities laws, the corporate laws of Delaware and, to the extent other than Delaware, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

(d) “Assumed” means for the purposes of terminating the Award (in the case of a Corporate Transaction) and the termination of the Continuous Service of the Grantee (in the case of a Related Entity Disposition) (i) pursuant to a Corporate Transaction or Related Entity Disposition, as applicable, that the Award is replaced with a comparable Award with respect to shares of capital stock of the successor entity or its parent in connection with the Corporate Transaction or Related Entity Disposition or (ii) pursuant to a Corporate Transaction defined in Section 2(q)(iv) or 2(q)(v), that the Award is affirmed by the Company.  In addition for purposes of accelerating the vesting and release of restrictions applicable to Awards, “Assumed” also means that pursuant to a Corporate Transaction or Related Entity Disposition the Award is replaced with a cash incentive program of the successor entity or Parent thereof which preserves the compensation element of such Award existing at the time of the Corporate Transaction or Related Entity Disposition and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award.  The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(e) “Award” means the grant of an Option, Restricted Stock, or other right or benefit under the Plan.

(f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s:  (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

(i) “Change in Control” means a change in ownership or control of the Company after the Registration Date effected through either of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Committee” means any committee appointed by the Board to administer the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Cellular Biomedicine Group, Inc., a Delaware corporation.

(n) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(o) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(p) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated.  Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement).  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.  For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non- Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

(q) “Corporate Transaction” means any of the following transactions:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations);

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

(v) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities (whether or not in a transaction also constituting a Change in Control).

(r) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(s) “Director” means a member of the Board or the board of directors of any Related Entity.

(t) “Disability” means as defined the under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy.  If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment.  A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(u) “Employee” means any person, including an Officer or Director, who is an employee of the Company or any Related Entity.  The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(i) (iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(x) “Good Reason” means the occurrence after a Corporate Transaction, Change in Control or Related Entity Disposition of any of the following events or conditions unless consented to by the Grantee (and the Grantee shall be deemed to have consented to any such event or condition unless the Grantee provides written notice of the Grantees non-acquiescence within 30 days of the effective time of such event or condition):

(i) a change in the Grantee’s responsibilities or duties which represents a material and substantial diminution in the Grantee’s responsibilities or duties as in effect immediately preceding the consummation of a Corporate Transaction, Change in Control or Related Entity Disposition;

(ii) a reduction in the Grantee’s base salary to a level below that in effect at any time within six (6) months preceding the consummation of a Corporate Transaction, Change in Control or Related Entity Disposition or at any time thereafter; or

(iii) requiring the Grantee to be based at any place outside a 50-mile radius from the Grantee’s job location or residence prior to the Corporate Transaction, Change in Control or Related Entity Disposition except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Corporate Transaction, Change in Control or Related Entity Disposition.

(y) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(z) “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law and shall also include adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the manage of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

(aa) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(bb) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(cc) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(dd) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(ee) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ff) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(gg) “Plan” means this 2013 Stock Incentive Plan.

(hh) “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than three (3) months commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability

(ii)  “Registration Date” means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.

(jj)  “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(kk) “Related Entity Disposition” means the sale, distribution or other disposition by the Company, a Parent or a Subsidiary of all or substantially all of the interests of the Company, a Parent or a Subsidiary in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity, other than any Related Entity Disposition to the Company, a Parent or a Subsidiary.

(ll) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(mm) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(nn) “Share” means a share of the Common Stock.

(oo) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is One Million (1,000,000) Shares.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan.  Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers.  With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees.  With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  The Board may authorize one or more officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii) Administration With Respect to Covered Employees.  Notwithstanding the foregoing, as of and after the date that the exemption for the Plan under Section 162(m) of the Code expires, as set forth in Section 18 herein, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation.  In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv) Administration Errors.  In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award may be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b) Powers of the Administrator.  Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(vii) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(viii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan; and

(ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

5. Eligibility.  Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.  Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary.  An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards.  Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

6. Terms and Conditions of Awards.

(a) Type of Awards.  The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares.  Such awards include, without limitation, Options, or sales or bonuses of Restricted Stock, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award.  Each Award shall be designated in the Award Agreement.  In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options.  For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

(c) Conditions of Award.  Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.  The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator.  Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d) Acquisitions and Other Transactions.  The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Separate Programs.  The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(f) Individual Option Limit.  Following the date that the exemption from application of Section 162(m) of the Code described in Section 18 (or any exemption having similar effect) ceases to apply to Awards, the maximum number of Shares with respect to which Options may be granted to any Grantee in any fiscal year of the Company shall be One Hundred Thousand (100,000) Shares.  The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 11, below.  To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Grantee, if any Option is canceled, the canceled Option shall continue to count against the maximum number of Shares with respect to which Options may be granted to the Grantee.  For this purpose, the repricing of an Option shall be treated as the cancellation of the existing Option and the grant of a new Option.

(g) Early Exercise.  The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award.  Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(h) Term of Award.  The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.  However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(i) Transferability of Awards.   Non-Qualified Stock Options shall be transferable (i) to the extent provided in the Award Agreement and to members of Grantee’s Immediate Family and (ii) by will, and by the laws of descent and distribution.  Incentive Stock Options and other Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee.

(j) Time of Granting Awards.  The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.  Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price.  The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option:

(A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any person other than a person described in the preceding paragraph, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

(iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) In the case of the sale of Shares:

(A) granted to a person who, at the time of the grant of such Award, or at the time the purchase is consummated, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share purchase price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any person other than a person described in the preceding paragraph, the per Share purchase price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

(v) In the case of other Awards, such price as is determined by the Administrator.

(vi) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

(b) Consideration.  Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant).  In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i) cash;

(ii) check;

(iii) delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

(iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

(v) with respect to Options,  payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(vi) any combination of the foregoing methods of payment.

(c) Taxes.  No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option.  Upon exercise of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Stockholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.  Notwithstanding the foregoing, in the case of an Option granted to an Officer, Director or Consultant, the Award Agreement may provide that the Option may become exercisable, subject to reasonable conditions such as such Officer’s, Director’s or Consultant’s Continuous Service, at any time or during any period established in the Award Agreement.

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award.  The Company shall issue (or cause to be issued) such stock certificates promptly upon exercise of the Award.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10 below.

(b) Exercise of Award Following Termination of Continuous Service.

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9. Conditions Upon Issuance of Shares.

(a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10. Adjustments Upon Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options may be granted to any Grantee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or a similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.  Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Corporate Transactions/Changes in Control

(a) Termination of Award to Extent Not Assumed

(i) Corporate Transaction.  Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate.  However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(ii) Related Entity Disposition.  Effective upon the consummation of a Related Entity Disposition, for purposes of the Plan and all Awards, there shall be a deemed termination of Continuous Service of each Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition and each Award of such Grantee which is at the time outstanding under the Plan shall be exercisable in accordance with the terms of the Award Agreement evidencing such Award.  However, such Continuous Service shall not be deemed to terminate as to the portion of any such award that is Assumed.

(b) Acceleration of Award Upon Corporate Transaction/Change in Control/Related Entity Disposition.  Except as provided otherwise in an individual Award Agreement, in the event of any Corporate Transaction, Change in Control or Related Entity Disposition, there will not be any acceleration of vesting or exercisability of any Award.

12. Effective Date and Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company.  It shall continue in effect for a term of ten (10) years unless sooner terminated.  Subject to Section 13 below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan.  To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12 above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

14. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship.  The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the Company’s right to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice.  The Company’s ability to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16. No Effect on Retirement and Other Benefit Plans.  Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.  The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17. Stockholder Approval.  Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted.  Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.  Any Award exercised before stockholder approval is obtained shall be rescinded if stockholder approval is not obtained within the time prescribed, and Shares issued on the exercise of any such Award shall not be counted in determining whether stockholder approval is obtained.

18.  Effect of Section 162(m) of the Code.  The Plan, and all Awards issued thereunder, are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year.  The exemption is based on Treasury Regulation Section 1.162-27(f), in the form existing on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held.  Under such Treasury Regulation, this exemption is available to the Plan for the duration of the period that lasts until the earlier of (i) the expiration of the Plan, (ii) the material modification of the Plan, (iii) the exhaustion of the maximum number of shares of Common Stock available for Awards under the Plan, as set forth in Section 3(a), (iv) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Company first becomes subject to the reporting obligations of Section 12 of the Exchange Act, or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.  The Committee may, without stockholder approval, amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan.  To the extent that the Administrator determines as of the date of grant of an Award that (i) the Award is intended to qualify as Performance-Based Compensation and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.